                                                                    EXHIBIT 10.3

OK-107-070794-2.64     Copyright 1984, Bankers Systems, Inc. St. Cloud, MN 56301


      TREASURER'S ENDORSEMENT                      [COUNTY CLERK, PAWNEE COUNTY
I hereby certify that I received $10.00               STATE OF OKLAHOMA SEAL]
and issued receipt No. 832 therefor in
payment of mortgage tax and certification                      12.00
fee on the current mortgage.                             STATE OF OKLAHOMA
Dated this 3rd day of May, 1995                            PAWNEE COUNTY
ANITA HARRIS, County Treasurer                           FILED OR RECORDED
Pawnee County, Oklahoma                                 95 MAY - 3 AM 11:01
/s/ ALISA ARGO, Deputy                                          LB
--------------                                             MARCELEE WELCH
                                                        PAWNEE COUNTY CLERK


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                 (Space above this line for recording purposes)

                             MODIFICATION AGREEMENT
                            TO A PROMISSORY NOTE(S)
                           AND TO A MORTGAGE HELD BY
                                    NBC BANK

--------------------------------------------------------------------------------

1. DATE AND PARTIES. The date of this Modification Agreement (Agreement) is April 3, 1995, and the parties are the following:

            MORTGAGOR OF PROPERTY/BORROWER:
                        RALSTON/FAIRFAX RIVERSIDE PARKWAY, INC.
                         an OKLAHOMA corporation
                         P.O. Box 175
                         RALSTON, OKLAHOMA 74650
                         Tax I.D. # 73-1379352

            BANK:       NBC BANK
                         an OKLAHOMA banking corporation
                         8th & Kihekah
                         P.O. Box 27
                         Pawhuska, Oklahoma 74056
                         Tax I.D. # 73-0368670
                                   (as Mortgagee)

2. BACKGROUND. Borrower executed a promissory-note payable to the order of Bank dated July 20,1993, (Note) evidencing a loan (Loan) which Note is further described as follows: Note number 3172000,.in,the principal amount of $25,000.00, and payable on APRIL 9, 1995. As of the date of this Agreement the principal balance on the Note is 25,000.00. The total amount currently due on the Note is $25,000.00. Borrower and Bank hereby agree to modify the Note on the terms contained in this Agreement

3. SECURITY. This Agreement is secured by the following type(s) (or items) of property (Collateral):

                                  REAL ESTATE

      The real property portion of the Collateral includes the following described property (Property) situated in PAWNEE County, OKLAHOMA, to-wit:

                  LOT 9 AND LOT 10, BLOCK 13, IN THE ORIGINAL TOWNSITE OF RALSTON, ACCORDING TO THE RECORDED PLAT THEREOF.

      The term "Collateral" further includes, but is not limited to, the following property, whether now owned or hereafter acquired, and whether or not held by a bailee for the benefit of the Owner or owners, all: accessions, accessories, additions, fittings, increases, insurance benefits and proceeds, parts, products, profits, renewals, rents, replacements, special tools and substitutions, together with all books and records pertaining to the Collateral and access to the equipment containing such books and records including computer stored information and all software relating thereto, plus all cash and non-cash proceeds and all proceeds of proceeds arising from the type(s) (items) of property listed above.

4. MODIFICATION. The above described note(s) have been renewed and the Renewal Note (Renewal Note) now evidences the indebtedness (Obligations) of RALSTON/FAIRFAX RIVERSIDE PARKWAY, INC. (Borrower) to Bank as evidenced by Borrower's promissory note payable to the order of Bank dated April 3, 1995 evidencing a loan (Loan) in the principal amount of $25,000.00. Subject to the actual terms and conditions under the Renewal Note, the following provisions of the Loan have been modified to read as follows:

                  THE LOAN IN THE PRINCIPAL AMOUNT OF $25,000.00 IS PAYABLE TO BANK'S ORDER WITH INTEREST FROM APRIL 3, 1995, ON THE UNPAID PRINCIPAL BALANCE AT THE RATE OF 12.5% PER ANNUM (CONTRACT
                  RATE) UNTIL THE NOTE MATURES OR THE OBLIGATION IS ACCELERATED. AFTER MATURITY OR ACCELERATION, THE UNPAID BALANCE SHALL BEAR INTEREST AT THE RATE SPECIFIED IN THE NOTE UNTIL PAID. THE LOAN AND THE NOTE ARE LIMITED TO THE MAXIMUM LAWFUL AMOUNT OF INTEREST (MAXIMUM LAWFUL INTEREST) PERMITTED UNDER FEDERAL

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Modification Agreement            04/03/95                          Initials SLL
RALSTON/FAIRFAX PWKY                                                      PAGE 1
        **READ ANY PAGE WHICH FOLLOWS FOR ANY REMAINING PROVISIONS.**
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OK-107-070794-2.64     Copyright 1984, Bankers Systems, Inc. St. Cloud, MN 56301


                  AND STATE LAWS. IF THE INTEREST ACCRUED AND COLLECTED EXCEEDS THE MAXIMUM LAWFUL INTEREST AS OF THE TIME OF COLLECTION, SUCH EXCESS SHALL BE APPLIED TO REDUCE THE PRINCIPAL AMOUNT OUTSTANDING, UNLESS OTHERWISE REQUIRED BY LAW. IF OR WHEN NO PRINCIPAL AMOUNT IS OUTSTANDING, ANY EXCESS INTEREST SHALL BE REFUNDED TO BORROWER ACCORDING TO THE ACTUARIAL METHOD. INTEREST SHALL BE COMPUTED ON THE BASIS OF A 360-DAY YEAR AND THE ACTUAL NUMBER OF DAYS ELAPSED.

                  PRINCIPAL AND ACCRUED INTEREST ARE DUE AND PAYABLE IN 5 EQUAL MONTHLY PAYMENTS OF $1,000.00 ON THE 10TH DAY OF EACH MONTH, BEGINNING MAY 10, 1995, OR THE DAY FOLLOWING IF THE PAYMENT DAY IS A HOLIDAY OR IS A NON-BUSINESS DAY FOR BANK. UNLESS PAID PRIOR TO MATURITY, THE LAST SCHEDULED PAYMENT PLUS ALL OTHER UNPAID PRINCIPAL, ACCRUED INTEREST, COSTS AND EXPENSES ARE DUE AND PAYABLE ON OCTOBER 10, 1995, WHICH IS THE DATE OF MATURITY. THESE PAYMENT AMOUNTS ARE BASED UPON TIMELY PAYMENT OF EACH INSTALLMENT. ALL AMOUNTS SHALL BE PAID IN LEGAL U.S. CURRENCY. ANY PAYMENT MADE WITH A CHECK WILL CONSTITUTE PAYMENT ONLY WHEN COLLECTED.

5. COVENANTS AND WARRANTIES BY MORTGAGOR. Mortgagor affirmatively represents, warrants and covenants:
            A. that the Mortgage liens described herein and granted to NBC BANK are subordinate to no other lien or interest;
            B. that Mortgagor has good and marketable title to all of the Property; and
            C. that the Property is subject to no outstanding liens or other encumbrances.

6. CONTINUATION OF ALL OTHER TERMS AND CONDITIONS. All other terms and conditions of this Loan contained in the loan documents not specifically referred to and modified herein continue in full force and effect.

7. RECEIPT OF COPY. Borrower acknowledges receiving a copy of this Agreement.

            BORROWER:

                  RALSTON/FAIRFAX RIVERSIDE PARKWAY, INC.      [CORPORATE SEAL*]
                         AN OKLAHOMA CORPORATION

                         BY: /s/ L. WILLIAM HISER
                             ----------------------------
                             L. WILLIAM HISER, CHAIRMAN

                             /s/ STEPHEN L. LOWER
                             ----------------------------
                             STEPHEN L. LOWER, PRESIDENT

                             /s/ GEORGIA HALL
                             ----------------------------
                             ATTEST

("Corporate seal may be affixed, but failure to affix shall not affect validity or reliance.)


      APPROVED: APRIL 3, 1995

            BANK:

                  NBC BANK
                        AN OKLAHOMA BANKING CORPORATION
                                                               [CORPORATE SEAL*]
                        BY: /s/ T. BRENT BALLINGER
                            -----------------------------
                            T. BRENT BALLINGER, PRESIDENT

                            /s/ GEORGIA HALL
                            -----------------------------
                            ATTEST


("Corporate seal may be affixed, but failure to affix shall not affect validity or reliance.)

STATE OF OKLAHOMA
                        ss:
COUNTY OF OSAGE

Before me, a notary public in and for said County and State on this 3rd day of April, 1995, personally appeared L. WILLIAM HISER, CHAIRMAN and STEPHEN L. LOWER, PRESIDENT to me known to be the identical person who subscribed the name of the maker thereof to the foregoing instrument in said capacity, and acknowledged to me that they executed the same as their free and voluntary act and deed, and as the free and voluntary act and deed of such corporation for the uses and purposes therein set forth.

My commission expires:

     [ILLEGIBLE]                               /s/ DEBBIE S. SMITH
----------------------                         -------------------
                                                   NOTARY PUBLIC
[NOTARY SEAL]

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Modification Agreement            04/03/95                          Initials
RALSTON/FAIRFAX PWKY                                                      PAGE 2
        **READ ANY PAGE WHICH FOLLOWS FOR ANY REMAINING PROVISIONS.**

OK-107-070794-2.64     Copyright 1984, Bankers Systems, Inc. St. Cloud, MN 56301


STATE OF OKLAHOMA
                        ss:
COUNTY OF OSAGE

Before me, a notary public in and for said County and State on this 3rd day of April, 1995, personally appeared T. BRENT BALLINGER, PRESIDENT, to me known to be the identical person who subscribed the name of the maker thereof to the foregoing instrument in said capacity, and acknowledged to me that (he/she) executed the same as (his/her) free and voluntary act and deed, and as the free and voluntary act and deed of such corporation for the uses and purposes therein set forth.

My commission expires:

     [ILLEGIBLE]                               /s/ DEBBIE S. SMITH
----------------------                         -------------------
                                                   NOTARY PUBLIC
[NOTARY SEAL]

 PLEASE RETURN THIS DOCUMENT AFTER RECORDING TO NBC BANK, 8TH & KIHEKAH, P.O.
                       BOX 27, PAWHUSKA, OKLAHOMA 74056.

 THIS IS THE LAST PAGE OF A 3 PAGE DOCUMENT. EXHIBITS AND/OR ADDENDA MAY FOLLOW.

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Modification Agreement            04/03/95                          Initials
RALSTON/FAIRFAX PWKY                                                      PAGE 3
        **READ ANY PAGE WHICH FOLLOWS FOR ANY REMAINING PROVISIONS.**

OK-107-070794-2.64     Copyright 1984, Bankers Systems, Inc. St. Cloud, MN 56301


                NOTICE AND CONSENT TO MODIFICATION BY GUARANTOR

      GUARANTOR:

            AGNES WARREN
             3212 BLUE SAGE DRIVE
             WOODWARD, OK 73801
            L. WILLIAM HISER, JR.
             14 WESTWIND-DIAMOND HEAD
             SAND SPRINGS, OK 74063
            STEPHEN L. LOWER
             1100 W. FULTON
             BROKEN ARROW, OK 74012

      BANK:
            NBC BANK
             an OKLAHOMA banking corporation
             8th & Kihekah
             P.O. Box 27
             Pawhuska, Oklahoma 74056
             Tax I.D. # 73-0368670

NBC BANK hereby notifies Guarantor, and Guarantor acknowledges, that Borrower has requested a modification to the terms of the Loan and that Bank has agreed to modify the Loan, subject to the terms and conditions contained in a Modification Agreement dated April 3, 1995, and executed by RALSTON/FAIRFAX RIVERSIDE PARKWAY, INC. (Borrower). Guarantor unconditionally consents to such modification.

Except to the extent that the Modification Agreement expressly modifies the terms and conditions of the Loan, Guarantor acknowledges that the terms and conditions of the Note and Guaranty Agreement continue in full force and effect.

Dated: 4-13-95
       -------
      GUARANTOR:

            /s/ AGNES WARREN
            -------------------------
            AGNES WARREN
            INDIVIDUALLY

            /s/ L. WILLIAM HISER, JR.
            -------------------------
            L. WILLIAM HISER, JR.
            INDIVIDUALLY

            /s/ STEPHEN L. LOWER
            -------------------------
            STEPHEN L. LOWER
            INDIVIDUALLY


STATE OF OKLAHOMA
                        ss:
COUNTY OF WOODWARD

Before me, a notary public in and for said County and State, on this 13th day of April, 1995, personally appeared AGNES WARREN, to me known to be the identical person who executed the within and foregoing instrument, and acknowledged to me that (he/she) executed the same as (his/her) free and voluntary act and deed for the uses and purposes therein set forth.

My commission expires:

     10-26-97                                   /s/ SHIRLEY ALLISON
----------------------                          -------------------
                                                    NOTARY PUBLIC


STATE OF OKLAHOMA
                        ss:
COUNTY OF OSAGE

Before me, a notary public in and for said County and State, on this 13th day of April, 1995, personally appeared L. WILLIAM HISER, JR., to me known to be the identical person who executed the within and foregoing instrument, and acknowledged to me that (he/she) executed the same as (his/her) free and voluntary act and deed for the uses and purposes therein set forth.

My commission expires:
      4-7-97                                    /s/ DEBBIE S. SMITH
----------------------                          -------------------
                                                    NOTARY PUBLIC


STATE OF OKLAHOMA
                        ss:
COUNTY OF OSAGE

Before me, a notary public in and for said County and State, on this 13th day of April, 1995, personally appeared STEPHEN L. LOWER, to me known to be the identical person who executed the within and foregoing instrument, and acknowledged to me that (he/she) executed the same as (his/her) free and voluntary act and deed for the uses and purposes therein set forth.

My commission expires:
      4-7-97                                    /s/ DEBBIE S. SMITH
----------------------                          -------------------
                                                    NOTARY PUBLIC